U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K/A

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report: August 24, 2001



Commission file number 0-19866
                       -------


                          PROTIDE PHARMACEUTICALS, INC.
                          -----------------------------
                     (Exact name of small business issuer as
                            specified in its charter)


           MINNESOTA                                             36-3384240
-------------------------------                           ----------------------
(State or other jurisdiction of                             (I. R. S. Employer
incorporation or organization)                            Identification Number)

1311 HELMO AVENUE, ST. PAUL, MINNESOTA                            55128
--------------------------------------                            -----
(Address of principal executive offices)                        (Zip code)


Issuers telephone number, including area code: (651) 730-1500


This Form 8-K/A amends the Form 8-K filed by the Company on August 16, 2001.


Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ----------------------------------------------


         On August 6, 2001, the management of Protide Pharmaceuticals, Inc.
(the "Company") notified Arthur Andersen LLP (AA) that they were being dismissed as the Company's independent accountants. On August 6, 2001 the Company engaged Wipfli Ullrich Bertelson LLP as the new independent accountants. The Board of Directors of the Company gave informal approval for both of these acts.


         AA's reports with respect to the Company's financial statements for the fiscal years ended August 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended August 31, 1999 and 2000 and in the subsequent interim period from September 1, 2000 through August 6, 2001 (date of dismissal) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures which if not resolved to the satisfaction of AA would have caused AA to make reference to the matter in their report.


         During the Company's fiscal years ended August 31, 1999 and 2000, and through the interim periods in fiscal 2001, no reportable events have occurred.

         During the Company's fiscal years ended August 31, 1999 and 2000, and during the interim periods in fiscal 2001 prior to the engagement of Wipfli Ullrich Bertelson LLP, there were no consultations between the Company and Wipfli Ullrich Bertelson LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered upon the Company's financial statements. No written report or oral advice was given to the Company by Wipfli Ullrich Bertelson LLP in such regard.


         The Company has requested that AA furnish a letter addressed to the Commission stating whether AA agrees with the above statements. A copy of that letter is filed as Exhibit 16 to this Form 8-K/A.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (c.) Exhibits.

         *Exhibit 99    Letter from Arthur Andersen LLP

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Protide Pharmaceuticals, Inc.

August 24, 2001

                                                   By /s/ Milo R. Polovina
                                                   Milo R. Polovina, CEO